UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2011
PERMIAN BASIN ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	1-8033 (Commission File Number)	75-6280532 (I.R.S. Employer Identification No.)

Trust Division Royalty Trust Group U.S. Trust, Bank of America, Private Wealth Management 901 Main Street, 17th Floor
Dallas, Texas (Address of principal executive offices)	75202 (Zip Code)
Registrant’s Telephone Number, including area code: (214) 209-2400
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On September 20, 2011, the Registrant issued a press release announcing its monthly cash distribution to unitholders of record on September 30, 2011. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
     On September 20, 2011, the Registrant announced that ConocoPhillips, as the parent company of Burlington Resources Oil & Gas Company LP, the operator of the Waddell Ranch Properties, withheld proceeds relating to a claimed overpayment for prior periods with respect to the Waddell Ranch Properties. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits
     99.1 Press Release dated September 20, 2011.
     This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition, and Item 7.01, Regulation FD Disclosure. The information furnished in this Report on Form 8-K, including Exhibit 99.1 hereto, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST
By:	BANK OF AMERICA, N.A., TRUSTEE FOR PERMIAN BASIN ROYALTY TRUST

By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Vice President

Date: September 20, 2011

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated September 20, 2011.